UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2019

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33818	48-1293684
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)

1001 Calle Amanecer
San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2019, ReShape Lifesciences Inc. (the “Company”) entered into a retention bonus agreement with Scott P. Youngstrom, the Company’s Chief Financial Officer and Senior Vice President, Finance, pursuant to which the Company agreed to pay Mr. Youngstrom a one-time retention bonus of $90,000 and 100% of his maximum payout under the Company’s management incentive plan for 2019 if Mr. Youngstrom (i) remains continuously and actively employed by the Company through October 1, 2019, (ii) provides notice of his resignation no later than August 1, 2019, to be effective on October 1, 2019, (iii) resigns effective as of October 1, 2019, and (iv) effective upon his resignation, enters into a release agreement with the Company in a customary form.

The foregoing summary of the retention bonus agreement is not complete and is qualified in its entirety by reference to the full text of the retention bonus agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01          Other Events.

On April 1, 2019, the Company filed a Form 12b-25, or NT 10-K (“Form 12b-25”), with the Securities and Exchange Commission (“SEC”) to extend the filing deadline for its Annual Report on Form 10-K for the year ended December 31, 2018 (“2018 Form 10-K”) by the 15 calendar days allotted under Rule 12b-25. At that time, the Company indicated that it expected to file its 2018 Form 10-K on or before the extended deadline of April 16, 2019.  As indicated in the Form 12b-25, as a result of the Company’s disposition of its intragastric balloon product line and acquisition of the Lap-Band product line on December 17, 2018, the Company has experienced unexpected delays in the completion of the audit of its financial statements to be included in the 2018 Form 10-K. Due to these continuing delays, the Company was unable to file its 2018 Form 10-K by the extended filing deadline of April 16, 2019 provided by Rule 12b-25, but intends to complete the filing as promptly as possible thereafter. As indicated in the Form 12b-25, the Company does not anticipate significant changes in results of operations in its 2018 Form 10-K from the corresponding period of the last fiscal year. The Company continues to believe that is the case.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Retention bonus agreement, dated April 12, 2019 by and between ReShape Lifesciences Inc and Scott P. Youngstrom

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

	By:	/s/ Scott P. Youngstrom
Scott P. Youngstrom
Chief Financial Officer

Dated: April 17, 2019